Exhibit 10.7.1

EIGHTH AMENDMENT TO LOAN AND SECURITY AGREEMENT

This EIGHTH Amendment to Loan AND SECURITY Agreement (this “Amendment”), is made as of November 9, 2015, by and between ALLIED HEALTHCARE PRODUCTS, INC., a Delaware corporation (“Borrower”), and ENTERPRISE BANK & TRUST, a Missouri chartered trust company (“Lender”).

WHEREAS, Borrower and Lender have entered into that certain Loan and Security Agreement dated as of November 17, 2009, together with all amendments thereto through and including that certain Seventh Amendment to Loan and Security Agreement dated as of November 10, 2014 (as further amended and restated from time to time, the “Loan Agreement”); and

WHEREAS, Borrower and Lender have agreed to amend certain provisions of the Loan Agreement and the other Loan Documents pursuant to the terms and conditions contained herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.            Defined Terms. Capitalized terms used in this Amendment which are defined in the Loan Agreement shall have the same meanings as defined therein, unless otherwise defined herein.

2.            Amendments.

a.            The “Revolving Credit Termination Date” as defined in Section 1.1.1 of the Loan Agreement shall be November 9, 2016.

b.            Section 8.2.8 is hereby deleted in its entirety and replaced with the following:

“8.2.8            [Reserved.]”

c.            The following new Section 8.4 is hereby inserted following section 8.3 of the Loan Agreement:

“8.4            Minimum Liquidity. Borrower shall maintain a minimum Liquidity of not less than $1,250,000.  This covenant will be measured at the end of each fiscal quarter commencing with the fiscal quarter ending December 31, 2015.”

d.            In Appendix A of the Loan Agreement, the following new definition of “Liquidity” is hereby inserted:

“Liquidity - (i) cash and those assets that can be readily converted into cash within 30 days, less (ii) the aggregate outstanding principal balance of the Revolving Credit Loans.”

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All applicable provisions of the other Loan Documents executed in connection with the Loan Agreement are hereby amended in accordance with this Section 2.

3.            References. All references in the Loan Agreement to “this Agreement” shall be deemed to refer to the Loan Agreement as amended hereby; and any and all references in the other Loan Documents to the Loan Agreement shall be deemed to refer to the Loan Agreement as amended hereby.

4.            Fee. Borrower shall pay to Lender an amendment fee in the amount of $250.00, which fee shall be deemed fully earned and nonrefundable upon the execution of this Amendment.

5.            Representations and Warranties. Borrower hereby represents and warrants to Lender as follows:

(a)                Recitals. The Recitals in this Amendment are true and correct in all respects.

(b)               Incorporation of Representations. All representations and warranties of Borrower in the Loan Agreement are incorporated herein in full by this reference and are true and correct as of the date hereof.

(c)                Corporate Power; Authorization. Borrower has the corporate power, and has been duly authorized by all requisite corporate action, to execute and deliver this Amendment and to perform its obligations hereunder and thereunder. This Amendment has been duly executed and delivered by Borrower.

(d)               Enforceability. This Amendment is the legal, valid and binding obligation of Borrower, enforceable against Borrower in accordance with its terms, subject to (i) applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws of general application affecting the rights of creditors and (ii) applicable laws and regulations and principles of equity which may restrict the enforcement of certain remedies or the availability of certain equitable remedies.

(e)                No Violation. Borrower's execution, delivery and performance of this Amendment does not and will not (i) violate any law, rule, regulation or court order to which Borrower is subject; (ii) conflict with or result in a breach of Borrower's Articles of Incorporation or Bylaws or any agreement or instrument to which Borrower is party or by which Borrower or its properties is bound, or (iii) result in the creation or imposition of any lien, security interest or encumbrance on any property of Borrower, whether now owned or hereafter acquired, other than liens in favor of Lender.

(f)                Obligations Absolute. The obligation of Borrower to repay the Obligations, together with all interest accrued thereon, is absolute and unconditional, and there exists no right of set off or recoupment, counterclaim or defense of any nature whatsoever to payment of the Obligations.

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6.            Effect and Construction of Amendment. Except as expressly provided herein, the Loan Documents shall remain in full force and effect in accordance with their respective terms, and this Amendment shall not be construed to:

(a)            impair the validity, perfection or priority of any lien or security interest securing the Obligations; or

(b)            waive or impair any rights, powers or remedies of Lender under the Loan Documents.

In the event of any inconsistency between the terms of this Amendment and the Loan Agreement or any of the Loan Documents, this Amendment shall govern. Borrower acknowledges that it has consulted with counsel and with such other experts and advisors as it has deemed necessary in connection with the negotiation, execution and delivery of this Amendment. This Amendment shall be construed without regard to any presumption or rule requiring that it be construed against the party causing this Amendment or any part hereof to be drafted.

7.            Conditions Precedent to Effectiveness of Amendment. This Amendment shall not be effective until Lender shall have received this Amendment duly executed, along with such other and further documents as Lender shall reasonably request, all in form and substance satisfactory to Lender and its counsel.

8.            Miscellaneous.

a.                   Further Assurance. Borrower agrees to execute such other and further documents and instruments as Lender may reasonably request to implement the provisions of this Amendment and to perfect and protect the liens and security interests created by the Loan Agreement.

b.                  Benefit of Amendment. This Amendment shall be binding upon and inure to the benefit of and be enforceable by the parties hereto, their respective successors and assigns. No other person or entity shall be entitled to claim any right or benefit hereunder, including, without limitation, the status of a third-party beneficiary of this Amendment.

c.                   Severability. The provisions of this Amendment are intended to be severable. If any provisions of this Amendment shall be held invalid or unenforceable in whole or in part in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or enforceability without in any manner affecting the validity or enforceability of such provision in any other jurisdiction or the remaining provisions of this Amendment in any jurisdiction.

d.                  Counterparts; Telecopied Signatures. This Amendment may be executed in any number of counterparts and by different parties to this Amendment on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same agreement. Any signature delivered by a party by facsimile transmission shall be deemed to be an original signature hereto.

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e.                   Notices. Any notices with respect to this Amendment shall be given in the manner provided for in the Loan Agreement.

f.                   Survival. All representations, warranties, covenants, agreements, undertakings, waivers and releases of Borrower contained herein shall survive until the Obligations are paid in full.

g.                  Incorporation by Reference; Statement Required By Mo. Rev. Stat. Section 432.047. All of the terms of the Loan Documents are incorporated in and made part of this Amendment by reference. Pursuant to Mo. Rev. Stat. Section 432.047, Lender hereby gives the following notice to Borrower:

“Oral OR UNEXECUTED agreements or commitments to loan money, extend credit or to forbear from enforcing repayment of a debt including promises to extend or renew such debt are not enforceable, regardless of the legal theory upon which it is based that is in any way related to the credit agreement. To protect you (borrower(s)) and us (creditor) from misunderstanding or disappointment, any agreements we reach covering such matters are contained in this writing, which is the complete and exclusive statement of the agreement between us, except as we may later agree in writing to modify it.”

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.

BORROWER:	ALLIED HEALTHCARE PRODUCTS, INC., a Delaware corporation

By: /s/ Earl R. Refsland
Name: Earl R. Refsland
Title: President

LENDER:	ENTERPRISE BANK & TRUST

By: /s/ Joseph R. Mark
Name: Joseph R. Mark
Title: Commercial Banking Officer

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